Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Pursuant 17 CFR 240.17g-10, this Form must be used by a person providing third-party due diligence services in connection with an asset-backed security to comply with section 15E(s)(4)(B) of the Securities Exchange Act of 1934 (15 U.S.C. 78o-7(s)(4)(B)). Section 15E(s)(4)(B) of the Securities Exchange Act of 1934 requires a person providing the due diligence services to provide a written certification to any nationally recognized statistical rating organization that produces a credit rating to which such due diligence services relate.

Item 1. Identity of the person providing third-party due diligence services

Legal Name: Deloitte & Touche LLP

Business Name (if Different):

Principal Business Address: 30 Rockefeller Plaza, New York, New York 10112

Item 2. Identity of the person who paid the person to provide third-party due diligence services

Legal Name: Wyndham Destinations, Inc.

Business Name (if Different):

Principal Business Address: 6277 Sea Harbor Drive, Orlando, Florida 32821

Item 3. Credit rating criteria

If the due diligence performed by the third party is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization, identify the nationally recognized statistical rating organization and the title and date of the published criteria (more than one nationally recognized statistical rating organization may be identified).

Not applicable

Item 4. Description of the due diligence performed

Provide a description of the scope and manner of the due diligence services performed in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description: (1) the type of assets that were reviewed; (2) the sample size of the assets reviewed; (3) how the sample size was determined and, if applicable, computed; (4) whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted; (5) whether, the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted; (6) whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted; (7) whether the compliance of the originator of the assets with federal, state, and local laws and regulations was reviewed and, if so, how the review was conducted; and (8) any other type of review that was part of the due diligence services conducted by the person executing this Form. This description should be attached to the Form and contain the heading “Item 4.” Provide this description regardless of whether the due diligence performed is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization.

See Attachments related to Sierra Timeshare 2018-1 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2018-1.

Item 5. Summary of findings and conclusions of review

Provide a summary of the findings and conclusions that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in Item 2. This summary should be attached to the Form and contain the heading “Item 5.”

See Attachments related to Sierra Timeshare 2018-1 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2018-1.

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1: Deloitte & Touche LLP

By:
Phil Nix	/s/ Phil Nix
(Print name of duly authorized person)	(Signature)

Date: November 16, 2018

Attachment:

Item 4 of Form ABS Due Diligence-15E related to Sierra Timeshare 2018-1 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2018-1

Deloitte & Touche LLP performed an agreed-upon procedures engagement conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “Services”) as described in the attached Independent Accountants’ Report on Applying Agreed-Upon Procedures dated April 16, 2018 (the “Report”).

Accordingly:

•                  The nature, scope and design of the Services are solely the responsibility of the “Specified Parties” identified in the Report and the sufficiency of the Services performed is solely the responsibility of the Specified Parties;

•                  Deloitte & Touche LLP makes no representations as to the sufficiency of the Services for the purposes of the Specified Parties or for any other purpose;

•                  The Report is intended solely for the use of the Specified Parties and is not intended to be used by anyone other than the Specified Parties; and

•                  Deloitte & Touche LLP was not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance; Deloitte & Touche LLP does not express such an opinion, limited assurance, or any other form of assurance.

The Report contains a description of the following:

(i)                       the type of assets;

(ii)                    the sample size;

(iii)                 how the sample size was determined and, if applicable, computed; and

(iv)                the scope and manner of the Services performed.

None of the engagement, Services or Report was intended to address, nor did they address, the following:

(i)                         the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

(ii)                    the value of collateral securing such assets; or

(iii)                 the compliance of the originator of the assets with federal, state, and local laws and regulations.

As of the date of this Form, Deloitte & Touche LLP performed no other procedures that would be considered due diligence services related to Sierra Timeshare 2018-1 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2018-1.

Attachment:

Item 5 of Form ABS Due Diligence-15E related to

Sierra Timeshare 2018-1 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2018-1

Independent Accountants’ Report on Applying Agreed-Upon Procedures dated April 16, 2018 related to Sierra Timeshare 2018-1 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2018-1

Deloitte & Touche LLP Certified Public Accountants 201 N Franklin Street Suite 3600 Tampa, FL 33602-5818 USA Tel: +1 813 273 8300 Fax: +1 813 229 7698 www.deloitte.com

April 16, 2018

Wyndham Destinations, Inc.

6277 Sea Harbor Drive

Orlando, Florida 32821

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Wyndham Vacation Ownership, Inc. (the “Company”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” and, together with the Company, the “Specified Parties”), with respect to a portfolio of timeshare loans in connection with the proposed offering of Sierra Timeshare 2018-1 Receivables Funding LLC, Vacation Timeshare Loan Backed Notes, Series 2018-1 (the “Transaction”).

The Company is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

AGREED-UPON PROCEDURES

Representatives of Merrill Lynch provided us with a computer-generated timeshare loan data file and related record layout (the “Sample Data File”) containing information with respect to 150 Wyndham Vacation Resorts, Inc. (“WVRI”) loans and Wyndham Resort Development Corporation (“WRDC”) loans (collectively, the “Sample Loans”).  We make no representations as to the selection criteria used in determining the Sample Loans.

For each of the Sample Loans, we performed the related comparisons and recomputations of certain loan characteristics (the “WVRI Characteristics” and “WRDC Characteristics” and, collectively, the “Characteristics”) set forth on the Sample Data File and indicated below.

Member of Deloitte Touche Tohmatsu

Characteristics

WVRI Characteristics	WRDC Characteristics
1. Contract Number	1. Contract Number
2. First Name	2. First Name
3. Last Name	3. Last Name
4. Billing State	4. Billing State
5. Sales Date	5. Sales Date
6. Net Purchase Price	6. Net Purchase Price
7. Payment Amount	7. Payment Amount
8. Interest Rate	8. Interest Rate
9. Term	9. Term
10. First Payment Date	10. First Payment Date
11. Maturity Date	11. Maturity Date
12. Pre-Authorized Checking (“PAC”)	12. PAC
13. Resort Name	13. Last Payment Date
14. Last Payment Date	14. Next Payment Date
15. Next Payment Date	15. Loan Balance Amount
16. Loan Balance Amount	16. FICO
17. FICO

We compared WVRI Characteristics 1 through 13 and WRDC Characteristics 1 through 12, as applicable, to the corresponding information set forth on or derived from the imaged copy of the (a) Contract for Purchase and Sale or the Amendment to Contract or (b) Truth In Lending Disclosure Statement, as applicable (collectively, the “Contract”).  In instances where a WRDC contract was identified on the servicing system tracking report and the imaged copy of the Contract has a Sales Date (WRDC Characteristic 5) different than the Sales Date in the servicing system, we compared the Sales Date (as set forth on the Sample Data File) to the last day of the month that the sale occurred (as set forth on the imaged copy of the Contract).

We compared WVRI Characteristics 14 through 16 and WRDC Characteristics 13 through 15, as applicable, to the corresponding information set forth on or derived from a detail listing of customer monthly payments (the “Account Payment Histories”).  At your instruction, in each instance in which either (i) WVRI Characteristic 14 or (ii) WRDC Characteristic 13 indicated a date (such as January 31, 2018) which caused the Next Payment Date to be invalid, we compared (a) WVRI Characteristic 15 to WVRI Characteristic 14 and (b) WRDC Characteristic 14 to WRDC Characteristic 13. In each instance where a customer made a principal payment prior to their scheduled payment date, the Last Payment Date (WVRI Characteristic 14 and WRDC Characteristic 13) of such Sample Contract was compared to the date the last regular scheduled payment was made as indicated in the CSS system.

We compared WVRI Characteristic 17 and WRDC Characteristic 16, as applicable, to the corresponding information set forth on a credit scoring schedule (the “Credit Scoring Schedule”).  In instances where WVRI Characteristic 17 and WRDC Characteristic 16 were not on the Credit Scoring Schedule, we compared the related FICO scores to system activity history provided by the Company.

The documents described above, including any information obtained from the indicated systems, and any other related documents provided to us in support of the Characteristics were provided to us by the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy, reasonableness or completeness of any of the information contained therein.  Such comparisons were made using imaged copies or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

2

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics as set forth on the Sample Data File were found to be in agreement with the Loan Documents, except for those items listed on the attached Appendix A.  Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Sample Loans underlying the Sample Data File or any information set forth on the Loan Documents or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Sample Loans or (iii) reasonableness of any of the aforementioned information, assumptions and methodologies.

It should be understood that we make no representations concerning questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.   We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than such Specified Parties.  It is not to be distributed, circulated, quoted or otherwise referred to for any other purpose, nor is it to be filed with or referred to in whole or in part in any other document.

Yours truly,

/s/ Deloitte & Touche LLP

3

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 16, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in Sales Date.
2	One difference in Net Purchase Price.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 16, 2018 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	WRDC or WVRI Characteristic	Characteristic as set forth on Sample Data File	Characteristic as set forth on Loan Documents
1	[REDACTED]	Sales Date	4/27/2009	4/22/2009
2	[REDACTED]	Net Purchase Price	$60,297.42	$60,306.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.